RETAINED EARNINGS (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
RETAINED EARNINGS
Minimum percentage of net income allocated to statutory reserve	10.00%
Maximum percentage of statutory reserve related to registered capital	50.00%
PRC statutory reserve	$ 28,176	¥ 196,159	¥ 171,090
Unreserved retained earnings	77,884	542,208	481,597
Total retained earnings	$ 106,060	¥ 738,367	¥ 652,687